TRANSAMERICA IDEX MUTUAL FUNDS – Class I

Supplement dated July 8, 2005 to

Statement of Additional Information (“SAI”) dated November 8, 2004

* * *

TA IDEX Transamerica Conservative High-Yield Bond

The following information supplements and amends disclosure in the SAI relating to TA IDEX Transamerica Conservative High-Yield Bond (the “Fund”):

At a meeting held on June 14, 2005, the Board of Trustees of Transamerica IDEX Mutual Funds approved certain changes to the principal investment strategies of the Fund, as disclosed in the Fund’s Prospectus, as well as a change of the Fund’s name to “TA IDEX Transamerica High-Yield Bond,” effective August 1, 2005. Accordingly, effective August 1, 2005, all references to the Fund’s old name are hereby changed to “TA IDEX Transamerica High-Yield Bond.”

* * *

Investors Should Retain This Supplement For Future Use